UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 8, 2026

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110
(Address of principal	(Zip code)
executive offices)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2026, Gregory Martini notified Ironwood Pharmaceuticals, Inc. (the “Company”) that he is resigning from his position as Senior Vice President, Chief Financial Officer, effective May 15, 2026. Mr. Martini’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s financial reporting.

Effective May 15, 2026, Ronald Silver, age 44, the Company’s Senior Vice President, Corporate Controller and Chief Accounting Officer, will also serve as the Company’s interim chief financial officer and principal financial officer. Mr. Silver joined the Company in June 2018. Mr. Silver has served as the Company’s Senior Vice President, Corporate Controller and Chief Accounting Officer since January 2025. Mr. Silver previously served as the Company’s Corporate Controller and principal accounting officer from July 2021, Corporate Controller from April 2019 to July 2021, and Assistant Controller from June 2018 until April 2019. Prior to joining the Company, Mr. Silver held various accounting and financial reporting positions at Eze Software Group LLC from August 2014 to June 2018, including Director of Technical Accounting & Reporting from January 2016 to November 2016, and Director of Accounting & Assistant Controller from December 2016 to June 2018. Earlier in his career, Mr. Silver held various positions of increasing responsibility in the audit and consulting practices at RSM, LLP from August 2004 through August 2014. Mr. Silver, a Certified Public Accountant, earned a B.S. in accounting from the University of Maryland and an M.B.A. from the McDonough School of Business at Georgetown University.

There is no arrangement or understanding between Mr. Silver and any other person pursuant to which Mr. Silver was selected as the Company’s interim chief financial officer or principal financial officer, effective May 15, 2026. There is no family relationship between Mr. Silver and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Silver is not, and has not been since January 1, 2024, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: May 13, 2026	By:	/s/ John Minardo
Name: John Minardo
Title: Senior Vice President, Chief Legal Officer and Secretary